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                                                               EXHIBIT 24-A
GENERAL DYNAMICS CORPORATION                                   POWER OF ATTORNEY
COMMISSION FILE NUMBER     1-3671                              REPORTS ON FORM
                      -----------------                        10-K AND 10-Q
IRS NO.          13-1673581
       ---------------------------


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or officers of GENERAL DYNAMICS CORPORATION, a Delaware corporation, hereby constitutes and appoints each of NICHOLAS D. CHABRAJA, MICHAEL J. MANCUSO, E. ALAN KLOBASA, and his true and lawful attorney and agent, in the name and on behalf of the under-signed, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to enable General Dynamics Corporation to comply with the Securities Act of 1933, and the Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission (The Commission) in respect thereof, in connection with annual reports to the commission on form 10-K, quarterly reports on form 10-Q, and other reports as required by General Dynamics Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the names of the undersigned in his capacity as Director and/or Officer of General Dynamics Corporation to reports filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including hereby ratifying and confirming all that the attorneys and agents, or any of them, has done, shall do or shall cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 9 day of March 1995.



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

/s/ NICHOLAS D. CHABRAJA                               /s/ CHARLES H. GOODMAN
- - ------------------------------------                   -------------------------------------
Nicholas D. Chabraja                                   Charles H. Goodman

/s/ JAMES S. CROWN                                     /s/ JAMES R. MELLOR
- - ------------------------------------                   -------------------------------------
James S. Crown                                         James R. Mellor

/s/ LESTER CROWN                                       /s/ ALLEN E. PUCKETT
- - ------------------------------------                   -------------------------------------
Lester Crown                                           Allen E. Puckett

/s/ CARLISLE A. H. TROST                               /s/ BERNARD W. ROGERS
- - -------------------------------------                  -------------------------------------
Carlisle A. H. Trost                                   Bernard W. Rogers

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